January 2022

Company Presentation | January 2022 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Our business has been and will continue to be materially adversely affected by the impact of, and the public perception of a risk of, a pandemic disease. In December 2019, a novel strain of coronavirus (COVID-19) was identified in Wuhan, China, which has subsequently spread to other regions of the world, and has resulted in increased travel restrictions and extended shutdown of certain businesses in affected regions, including in nearly every state in the United States. Since late February, we have experienced a significant decline in occupancy and RevPAR and we expect the significant occupancy and RevPAR reduction associated with the novel coronavirus (COVID-19) to likely continue as we are recording significant reservation cancellations as well as a significant reduction in new reservations relative to prior expectations. The continued outbreak of the virus in the U.S. has and will likely continue to further reduce travel and demand at our hotels. The prolonged occurrence of the virus has resulted in health or other government authorities imposing widespread restrictions on travel or other market impacts. The hotel industry and our portfolio have and we expect will continue to experience the postponement or cancellation of a significant number of business conferences and similar events. At this time those restrictions are very fluid and evolving. We have been and will continue to be negatively impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us or the overall economic environment. In addition, even after the restrictions are lifted, the propensity of people to travel and for businesses to hold conferences will likely remain below historical levels for an additional period of time that is difficult to predict. We may also face increased risk of litigation if we have guests or employees who become ill due to COVID-19. As such, the impact these restrictions may have on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact will likely be material. Additionally, the public perception of a risk of a pandemic or media coverage of these diseases, or public perception of health risks linked to perceived regional food and beverage safety has materially further adversely affected us by reducing demand for our hotels. These events have resulted in a sustained, significant drop in demand for our hotels and could have a material adverse effect on us. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | January 2022 3 Experienced Management Team  24 years of hospitality experience  5 years with the Company  15 years with Morgan Stanley  Cornell School of Hotel Administration BS  University of Pennsylvania MBA RICHARD J. STOCKTON Chief Executive Officer & President  21 years of hospitality experience  18 years with the Company  3 years with ClubCorp  CFA charterholder  Southern Methodist University BBA DERIC S. EUBANKS, CFA Chief Financial Officer  16 years of hospitality experience  11 years with the Company (5 years with the Company’s predecessor)  5 years with Stephens Investment Bank  Oklahoma State University BS JEREMY J. WELTER Chief Operating Officer

Company Presentation | January 2022 4 BHR Positioned Ideally For Potential Rapid Recovery Market Outlook: Recovery Favors Luxury Resorts Attractive Portfolio Composition Recent Results & Developments Balance Sheet Strategy Ritz-Carlton Sarasota

Market Outlook Recovery Favors Luxury Resort Assets

Company Presentation | January 2022 6 Industry RevPAR Expected to Exceed 2019 by 2023 Source: STR U.S. KPIs, Indexed to 2019 87.4 99.7 105.1 108.6 110.4 0 20 40 60 80 100 120 2021 2022 2023 2024 2025 Demand Index 94.1 99.6 105.0 108.5 111.7 0 20 40 60 80 100 120 2021 2022 2023 2024 2025 ADR Index 81.5 95.6 105.0 110.5 113.8 0 20 40 60 80 100 120 2021 2022 2023 2024 2025 RevPAR Index

Company Presentation | January 2022 7 Luxury Assets and Resorts Recovering Rapidly Source: CBRE October 2021 42% 50% 67% 80% 91% 107% 117% 99% 100% 0% 20% 40% 60% 80% 100% 120% 140% Resort 24% 31% 40% 42% 48% 58% 73% 64% 61% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Luxury RevPAR as a % of 2019

Attractive Portfolio Composition Taking Advantage of Strategic Asset Class

Company Presentation | January 2022 9 The Ritz-Carlton Lake Tahoe Truckee, CA Hotel Yountville Yountville, CA Marriott Seattle Waterfront Seattle, WA Sofitel Chicago Magnificent Mile Chicago, IL The Notary Hotel Philadelphia, PA Bardessono Hotel & Spa Yountville, CA The Clancy San Francisco, CA Hilton La Jolla Torrey Pines La Jolla, CA Park Hyatt Beaver Creek Beaver Creek, CO Pier House Resort & Spa Key West, FL The Ritz-Carlton St. Thomas St. Thomas, USVI The Ritz-Carlton Sarasota Sarasota, FL Capital Hilton Washington, D.C. High Quality Assets with High Barriers to Entry Mr. C Beverly Hills Hotel Bevery Hills, CA Resort Resort Resort Resort Resort Urban UrbanUrbanUrban ResortResort Resort Urban Urban

Company Presentation | January 2022 10 (1) Source: TripAdvisor, Raymond James Research (2) Room count-weighted average TripAdvisor Ratings by Lodging REIT(1) Braemar Tops the TripAdvisor Rating List TripAdvisor Rating by Company – February 2021 84%

Company Presentation | January 2022 11 Resort Exposure Lifts Performance Occupancy & ADR Ramping Up – 03/1/20 to 12/21/21 Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C (data begins 9/1/2021 for Mr. C) 62% 56% 58% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/1 4/30 6/29 8/28 10/27 12/26 2/24 4/25 6/24 8/23 10/22 12/21 Occupancy 30-Day Avg. Occ (Resort) 30-Day Avg. Occ (Urban) 30-Day Avg. Occ (Total) $599 $189 $357 $0 $100 $200 $300 $400 $500 $600 $700 3/1 4/30 6/29 8/28 10/27 12/26 2/24 4/25 6/24 8/23 10/22 12/21 ADR 30-Day Avg. ADR % (Resort) 30-Day Avg. ADR (Urban) 30-Day Avg. ADR (Total)

Company Presentation | January 2022 12 RevPAR Ramping Up – 03/1/20 to 12/21/21 Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C (data begins 9/1/2021 for Mr. C) Resort Exposure Lifts Performance $371 $106 $208 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 3/1 3/31 4/30 5/30 6/29 7/29 8/28 9/27 10/27 11/26 12/26 1/25 2/24 3/26 4/25 5/25 6/24 7/24 8/23 9/22 10/22 11/21 12/21 RevPAR Rolling 30-Day Resort RevPAR Rolling 30-Day Rolling Urban RevPAR Rolling 30-Day Total RevPAR

Company Presentation | January 2022 13 Q3 2021 Core Assets Location Market Type Number of Rooms Occ% ADR RevPAR Hotel EBITDA Ritz-Carlton St. Thomas St. Thomas, USVI Resort 180 77% $965 $745 $5,271 Pier House Key West, FL Resort 142 77% $574 $441 $3,915 Ritz-Carlton Sarasota Sarasota, FL Resort 266 67% $488 $326 $3,634 Bardessono Napa Valley, CA Resort 65 80% $1,347 $1,075 $3,573 Park Hyatt Beaver Creek Beaver Creek, CO Resort 190 74% $320 $236 $3,529 Hilton Torrey Pines La Jolla, CA Resort 394 73% $232 $170 $2,747 Hotel Yountville Napa Valley, CA Resort 80 70% $886 $623 $2,654 Marriott Seatt le Waterfront Seatt le, WA Urban 361 79% $262 $208 $1,690 Ritz-Carlton Lake Tahoe Truckee, CA Resort 170 50% $684 $339 $1,410 The Notary Hotel Philadelphia, PA Urban 499 46% $186 $85 $1,255 Mr.C Beverly Hills Hotel Beverly Hills,CA Urban 143 58% $349 $201 $947 The Clancy San Francisco, CA Urban 410 75% $184 $137 $437 Capital Hilton Washington, D.C. Urban 550 32% $152 $49 ($1,197) Sofitel Chicago Magnificent Mile Chicago, IL Urban 415 62% $222 $137 ($2,086) Total Portfolio 3,865 62% $361 $223 $27,779 Hilton Torrey Pines (1) In thousands (2) Comparable operating results; includes condo units (1) (2) Portfolio Q3 2021 Performance Improving

Company Presentation | January 2022 14 Ritz Carlton Drives Q3 TTM Hotel EBITDA(1) Luxury Hotels Drive Q3 TTM Hotel EBITDA(1) (1) Comparable TTM as of 9/30/2021, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands. High Transient Demand Drives Q3 Revenue Strong Resort Revenue Drives Q3 Results(1) Transient, 84.2% Group, 14.9% Contract, 0.9% Ritz-Carlton $48,152 Independent $28,093 Park Hyatt $8,414 Sofitel -$4,039 Hilton -$2,824 Marriott/ Autograph -$2,534 (10,000) - 10,000 20,000 30,000 40,000 50,000 60,000 Luxury $80,621 Upper Upscale $(5,358) $(10,000) $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Urban, 33% Resort, 67% High Exposure to Luxury Hotels and Resorts

Company Presentation | January 2022 15 Strong Asset Class and Strategic Market Exposure Position Portfolio for Potential Rapid Recovery Ritz-Carlton Lake Tahoe $- $50 $100 $150 $200 $250 $300 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 Quarterly RevPAR $(20,000) $(10,000) $- $10,000 $20,000 $30,000 $40,000 $50,000 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 Quarterly Hotel EBITDA (In Thousands)

Company Presentation | January 2022 16 Highest EBITDA Per Room & RevPAR $38 $37 $30 $30 $28 $27 $27 $23 $20 $19 $17 $15 $10 $15 $20 $25 $30 $35 $40 BHR PEB SHO XHR DRH HST PK HT RLJ INN CLDT APLE 2019 EBITDA Per Room (In thousands) $233 $211 $196 $189 $188 $184 $183 $171 $145 $134 $128 $106 $70 $100 $130 $160 $190 $220 $250 BHR PEB SHO DRH HT HST PK XHR RLJ CLDT INN APLE 2019 RevPAR $191 $111 $109 $100 $100 $94 $94 $81 $77 $77 $75 $71 $- $50 $100 $150 $200 $250 BHR HT DRH XHR HST PEB SHO APLE RLJ INN PK CLDT 2021 Q3 YTD REVPAR $19 $9 $8 $8 $8 $8 $7 $6 $6 $6 $4 $3 $- $5 $10 $15 $20 $25 BHR DRH HT XHR APLE HST CLDT INN PEB RLJ SHO PK 2021 Q3 YTD EBITDA Per Room

Recent Results & Developments Solid Q3 Results Signals Potential For Sharp Recovery

Company Presentation | January 2022 18 Comparable Hotel Operating Results(1)(4) 2021 Q3 2020 Q3 2019 Q3 % Variance 2020 % Variance 2019 ADR $ 360.94 $ 310.36 $283.61 18.5% 27.3% Occupancy 61.7% 26.8% 83.1% 129.9% (25.8)% RevPAR $ 222.52 $ 83.15 $235.60 172.5% (5.6)% Total Hotel Revenue(2) $ 118,254 $ 46,801 $124,093 159.7% (4.7)% Hotel EBITDA(2) $ 27,779 $424 $34,956 7,514.8% (20.5)% Hotel EBITDA Margin 23.5% 0.9% 28.2% 22.6% (16.7)% (1) Includes: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago, Hilton Torrey Pines, The Clancy, The Notary Hotel, Park Hyatt Beaver Creek, Mr. C Beverly Hills, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota (2) In thousands (3) As reported in Earnings Releases: 2017 as reported on 2/28/2018; 2018 as reported on 2/27/2019; 2019 as reported on 2/26/2020; as reported on 02/25/2021 (4) Due to the economic effects of the COVID-19 pandemic on the Company, the lodging industry and the broader economy, the information provided should not be relied upon as an accurate representation of the current or future financial condition or performance of the Company COMPARABLE HOTEL EBITDA(3)(4)COMPARABLE REVPAR(3)(4) $219 $226 $233 $99 $165 $- $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 TTM $126.9 $136.7 $143.0 $13.4 $75.3 $- $20 $40 $60 $80 $100 $120 $140 $160 2017 2018 2019 2020 2021 TTM (In m ill io n s) RevPAR Recovers Significantly in Q3

Company Presentation | January 2022 19 AFFO PER SHARE RECOVERING STRONGLYADJUSTED EBITDARE RECOVERING STRONGLY Quarter Highlights Full Year Highlights $111.1 $119.3 $121.5 $(4.5) $58.1 $(20) $- $20 $40 $60 $80 $100 $120 $140 2017 2018 2019 2020 2021 YTD (In m ill io n s) $0.46 $0.46 $0.44 $0.12 $0.20 $0.50 $0.56 $0.42 $(0.68) $0.20 $0.37 $0.34 $0.29 $(0.21) $0.17 $0.31 $0.15 $0.27 $(0.17) ($1.20) ($0.80) ($0.40) $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 2017 2018 2019 2020 2021 • Comparable RevPAR for all hotels increased 168% to $222.52 during the quarter. Comparable ADR increased 16.3% to $360.94 and comparable occupancy increased 130.1% to 61.7%. Comparable RevPAR for all hotels decreased 6.1% compared to the comparable period in 2019. • Adjusted funds from operations (AFFO) was $0.17 per diluted share for this Q3 compared to $(0.21) in the prior year Q3. • Adjusted EBITDAre was $21.9 million for the quarter. • Comparable Hotel EBITDA was $27.8 million for the quarter. • During the quarter, the Company closed on the acquisition of the 138-room Mr. C Beverly Hills Hotel in Los Angeles, California for total consideration of $77.9 million. • Net debt to gross assets was 48% at the end of the third quarter. • Capex invested during the quarter was $6.8 million. Sharp Recovery Trends in Q3 2021 Continue

Company Presentation | January 2022 20 61%OCCUPANCY $393ADR $240REVPAR Q4 2021 (1) Comparable Hotel Operating Results • RevPAR above 2019 levels • Resort properties continue to capitalize on strong leisure demand • Urban properties continue to recover Highlights 7%VS. 2019 163%VS. 2020 RevPAR Growth 2021 Q4 RevPAR Exceeds 2019

Company Presentation | January 2022 21 TRANSACTION OVERVIEW • 6.0M shares of BHR common stock, $54M of mortgage debt, and $104M cash (funded from avaialable excess cash) • Hotel acquisition price of $186.6M(1), a 10.2x 2021F EBITDA Multiple • Expected to close on or prior to February 1, 2022 • The transaction includes 96 rooms, averaging 1,288 S.F., and 14 residential units ranging in size from 2,200 – 6,600 S.F. Property Overview Number of Rooms 96 Residences 14 Meeting Space (S.F) 4,800 Location Dorado, Puerto Rico Last Renovation 2018 One of Only 5 Ritz-Carlton Reserves in the World Fee Simple 50 Acres site Forbes 5-Star Rating, AAA Five Diamond Award, Conde Nast – Reader’s Choice Award – Top Resort in the Caribbean (2019) (1) Inclusive of the 14 luxury residences (2) TTM November 30, 2021 Dorado Beach, A Ritz-Carlton Reserve RevPAR $1,129(2) 2021 Cap Rate 9.8% Price Per Key $1.7M(1) Unlevered IRR ~11% Potentially Accretive New Acquisition

Balance Sheet Strategy Maintain Liquidity, Monitor Leverage, Navigate Recovery

Company Presentation | January 2022 23 Current Liquidity is Sufficient for Growth(1) $195.5MCASH & CASH EQUIVALENTS $44.7MRESTRICTED CASH 73% CAD PAYOUT RATIO(3) 44% AFFO PAYOUT RATIO(1)(3) TOTAL CASH $260.6M CASH POSITION (1) As of 9/30/21 (2) Q3 2021 YTD (3) Excludes amortization payments $58.1MADJ. EBITDARE POSITIVE OPERATING CASH FLOW(2) CASH FLOW ~$13.1M $20.4MDUE FROM 3RD PARTY MANAGERS ($15.8M) Sofitel Chicago CAPEX ($6.9M)PREFERRED DIVIDENDS ($22.3M)DEBT SERVICE(3)

Company Presentation | January 2022 24 Floating-rate debt provides a natural hedge to hotel cash flows and increases flexibility in various economic environments Long-standing lender relationships Proactive strategy to opportunistically refinance loans and extend maturities Overview Conservative Leverage Strategy Well Designed to Handle Pandemic Impact Note: the use of debt potentially increases BHR’s returns, as well as the risk of losses associated with the investment Hold 10% of Gross Debt Balance as cash on the balance sheet Delever to 35% Net Debt to Gross Assets 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2018 2019 2020 3Q21 Weighted Avg. Interest rate

Company Presentation | January 2022 25 Laddered debt maturities(1)(2) No Significant Near-Term Debt Maturities 2022 NEXT HARD DEBT MATURITY OVERVIEW (1) As of 9/30/2021 (2) Assumes extension options are exercised. There can be no guaranty that extension options are exercisable on or before maturity. In the event one or more extensions are not exercisable we will be subject to the prevailing conditions of the debt markets at that time, which could result in increased or decreased borrowing cost or the inability to borrow at all. In such case, our ability to repay the amounts owed under the debt arrangements may not be feasible or could have a negative impact on our financial performance 2.6% WEIGHTED AVG. INTEREST RATE(1) The Notary Hotel $67.5 $189.0 $401.5 $435.0 $86.3 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0 2021 2022 2023 2024 2025 2026 (in m ill io n s) Maturities

Company Presentation | January 2022 26 Highly Aligned Management Team Management has significant personal wealth invested in the Company9.1% Insider ownership 2.4x higher than public lodging REIT industry average2.4x Total dollar value of insider ownership (as of 11/1/2021)$35.5M REIT Avg includes: AHT, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: Latest Proxy and Company filings Highly-aligned management team is among highest insider equity ownership of publicly- traded Hotel REITs 18.2% 9.1% 7.0% 4.7% 3.8% 3.1% 2.4% 2.0% 1.9% 1.6% 1.5% 1.4% 1.2% 1.0% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% HT BHR APLE CLDT Peer Avg. INN XHR AHT PEB RLJ SHO DRH HST PK

Company Presentation | January 2022 27 Key Takeaways Market Outlook: Recovery Favors Luxury Resorts Attractive Portfolio Composition Focus on Growth Solid Balance Sheet and Liquidity Ritz-Carlton Sarasota

Appendix

Company Presentation | January 2022 29 Indebtedness

Company Presentation | January 2022 30 Indebtedness (1) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in April 2021. (2) This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in June 2020. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel. (3) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in August 2021. This mortgage loan has a LIBOR floor of 1.00%. (4) This mortgage loan has a LIBOR floor of 0.25%. (5) This mortgage loan has a LIBOR floor of 1.50%. (6) The final maturity date assumes all available extension options will be exercised. (7) See page 31 of this deck for reconciliation of net income (loss) to hotel EBITDA

Company Presentation | January 2022 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA 2019 2019 2019 2019 December 31, 2019 4th Q uarter 3rd Q uarter 2nd Quarter 1st Q uarter TTM Net income (loss) 31,806$ 9,410$ 12,828$ 16,800$ 70,844$ Non-property adjustments (26,320) 1,441 (9) — (24,888) Interest income (69) (79) (77) (62) (287) Interest expense 5,210 4,829 4,965 4,856 19,860 Amort izaton of loan costs 309 229 209 345 1,092 Depreciat ion and amortization 18,310 16,831 18,474 16,686 70,301 Income tax expense (benefit ) (173) (78) 422 115 286 Non-hotel EBIT DA ownership expense 1,277 1,048 1,395 1,279 4,999 interest 30,350 33,631 38,207 40,019 142,207 Non-comparable adjustments (44) 10 161 705 832 Net income (loss) 30,306$ 33,641$ 38,368$ 40,724$ 143,039$ In thousands

Company Presentation | January 2022 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel In thousands

Company Presentation | January 2022 33 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre In thousands

Company Presentation | January 2022 34 Reconciliation of Net Income (Loss) to Adjusted FFO Q4

Company Presentation | January 2022 35 Reconciliation of Net Income (Loss) to Adjusted FFO Q3

Company Presentation | January 2022 36 Reconciliation of Net Income (Loss) to Adjusted FFO Q2

Company Presentation | January 2022 37 Reconciliation of Net Income (Loss) to Adjusted FFO Q1